UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	June 1, 2004

(Date of earliest event reported)

TechTeam Global, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-16284	38-2774613

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

27335 West 11 Mile Road Southfield, Michigan	48034

(Address of principal executive offices)	(Zip Code)

(248) 357-2866

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURE
Presentation, dated June 1, 2004

Item 5.     Other Events and Regulation FD Disclosure.

       On June 1, 2004, TechTeam Global, Inc. posted a presentation to financial analysts its website, www.techteam.com.

       A copy of the presentation is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

    (a) Financial statements of business acquired.

          Not applicable.

    (b) Pro forma financial information.

          Not applicable.

    (c) Exhibits.

99           Presentation posted to www.techteam.com, dated June 1, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHTEAM GLOBAL, INC.

By /s/ Michael A. Sosin
Michael A. Sosin
Secretary

Date: June 1, 2004

EXHIBIT INDEX

Exhibit No.	Description

99	Presentation posted to www.techteam.com, dated June 1, 2004

E-1